UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 11, 2009

                          FIRST SENTRY BANCSHARES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       West Virginia                  333- 156180                03-0398338
----------------------------     ---------------------     ---------------------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


823 Eighth Street, Huntington, West Virginia                      25701
--------------------------------------------                   ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (304) 522-6400
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On September 11, 2009, First Sentry Bancshares, Inc. (the "Company") issued a shareholder letter regarding its results of operations and financial condition at and for the six months ended June 30, 2009. The text of the shareholder letter is included as Exhibit 99.1 to this report. The information included in the shareholder letter text is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include financial statements and additional analyses at and for the six months ended June 30, 2009, as part of its Form 10-Q for the period.

Item 8.01   Other Events
            ------------

     On September 14, 2009, the Board of Directors of the Company declared a cash dividend on the Company's common stock of $0.20 per share. The dividend will be payable to shareholders of record as of September 24, 2009 and is expected to be paid on September 30, 2009.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)       Financial Statements of businesses acquired. Not Applicable.

(b)       Pro forma financial information. Not Applicable.

(c)       Shell Company Transactions. Not Applicable

(d)       Exhibits.

          The following Exhibit is attached as part of this report:


          99.1 Shareholder letter dated September 11, 2009, announcing the Company's results of operations and financial condition at and for the six months ended June 30, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTRY BANCSHARES, INC.



DATE: September 14, 2009          By:  /s/ Geoff A. Sheils
                                       -----------------------------------------
                                       Geoff A. Sheils
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

     Exhibit No.                   Description
     -----------                   -----------

     99.1 Shareholder letter dated September 11, 2009, announcing the Company's results of operations and financial condition at and for the six months ended June 30, 2009.